SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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HENNESSY FUNDS TRUST

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HENNESSY FUNDS TRUST

Hennessy Cornerstone Growth Fund
Hennessy Cornerstone Mid Cap 30 Fund
Hennessy Cornerstone Large Growth Fund
Hennessy Cornerstone Value Fund
Hennessy Large Value Fund
Hennessy Japan Fund
Hennessy Japan Small Cap Fund

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SUPPLEMENT TO PROXY STATEMENT DATED OCTOBER 2, 2015
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DEAR INVESTOR CLASS SHAREHOLDERS OF THE HENNESSY FUNDS NAMED ABOVE:

This is a supplement, dated October 2, 2015, to the proxy statement, dated June 18, 2015 (the “Proxy Statement”), for the special meeting (the “Special Meeting”) of the shareholders of the Investor Class shareholders of each of the series listed above (collectively, the “Funds”) of Hennessy Funds Trust, a Delaware statutory trust (“Hennessy Funds”).

Adjournment of Special Meeting for the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund

The Special Meeting was originally convened on September 15, 2015.  After determination that a quorum was present, the shareholders of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Value Fund and the Hennessy Large Value Fund approved a distribution (Rule 12b-1) plan for the Investor Class shares of those three Funds.

The Special Meeting was then reconvened on October 2, 2015 for the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.  After determination that a quorum was present, the shareholders of the Hennessy Cornerstone Mid Cap 30 Fund and the Hennessy Cornerstone Large Growth Fund approved a distribution (Rule 12b-1) plan for the Investor Class shares of those two Funds.

With regard to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund, the Special Meeting was adjourned and will reconvene at a date and time to be provided.  The adjourned Special Meeting will reconvene at the principal office of Hennessy Funds located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945.  At the reconvened Special Meeting, shareholders of the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund will consider and vote on the following proposals, as originally set forth in the Proxy Statement:

1.	To approve a distribution (Rule 12b-1) plan for the Investor Class shares of the above referenced Funds.

2.	To consider and act upon any other business that properly comes before the Special Meeting or any adjournment or postponement thereof.